UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CORELOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 30, 2019 40 Pacifica, Irvine, California 92618

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting and Proxy Statement and 2018

Annual Report to Stockholders are available at:

http://www.viewproxy.com/CoreLogic/2019

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 22, 2019 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of CoreLogic:

Notice is hereby given that the Annual Meeting of Stockholders of CoreLogic, Inc. will be held on April 30, 2019 at the executive offices of CoreLogic, Inc., 40 Pacifica, Irvine, California 92618, at 2:00 P.M. Pacific Time for the following purposes:

1.	Election of directors:

01	J. David Chatham, 02 Douglas C. Curling, 03 John C. Dorman, 04 Paul F. Folino,
05	Frank D. Martell, 06 Claudia Fan Munce, 07 Thomas C. O’Brien, 08 Vikrant Raina,
09	Jaynie Miller Studenmund, 10 David F. Walker, 11 Mary Lee Widener

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

3.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Board of Directors Recommends a Vote “FOR” Each of the Director Nominees

in Proposal 1 and “FOR” Proposals 2 and 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Proxy materials for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://viewproxy.com/CoreLogic/2019. Have the 11 digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE

requests@viewproxy.com

*  If requesting proxy materials by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.

You must use the 11 digit control number located in the box below.

CONTROL NO.

40 Pacifica

Irvine, California 92618

The following proxy materials are available to you to review at: www.viewproxy.com/CoreLogic/2019

● 2018 Annual Report

● Notice of Annual Meeting and Proxy Statement

Directions to the meeting can be found in the proxy statement

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a hard copy.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on April 29, 2019.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free or

By logging onto http://viewproxy.com/CoreLogic/2019

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.